UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023 (November 26, 2023)

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Indemnification Agreements

On November 26, 2023, the Nominating & Governance Committee (the “Committee”) of the Board of Directors of Miller Industries, Inc. (the “Company”), in connection with a periodic review of the Company’s existing form of indemnification agreement, adopted an updated form of indemnification agreement (the “Indemnification Agreement”) to be used between the Company and individuals who may serve from time to time as directors of the Company. The Indemnification Agreement supplements indemnification provisions already in the Company’s charter and fourth amended and restated bylaws and supersedes any prior indemnification agreements entered into between the Company and its directors. Under the Indemnification Agreement, the Company agrees to indemnify directors to the fullest extent permitted by applicable law (including the Tennessee Business Corporation Act), including indemnification and/or advancement of expenses incurred or reasonably expected to be incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director of the Company.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of Indemnification Agreement for Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: November 30, 2023